UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

202 S. Dean St. Englewood, NJ 0763 1

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2018, Jerrick Media Holdings, Inc. (the “Company”) conducted an initial closing (the “Initial Closing”) of a private placement offering of units of its securities (the “Units”) of up to $1,200,000 (the “Offering”). In connection with the Initial Closing, the Company entered into definitive securities purchase agreements with 8 accredited investors (the “Purchase Agreements”) for gross proceeds of $600,000. Each Unit consists of (i) a 13% promissory note (each a “Note” and together the “Notes”), and (ii) a four-year warrant to purchase the number of shares of the Company’s common stock equal to three times the principal amount invested by such investor in each Note (the “Warrant Shares”) at an exercise price of $0.20 per share (the “Exercise Price”), subject to adjustment upon the terms thereof.

The Notes are not convertible and the entire principal amount of the Notes and all accrued but unpaid interest thereon is due and payable nine months from the date of issuance.

The foregoing description of the Offering does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, Note and Warrant, the forms of which are filed herewith or incorporated by reference herein as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Item 1.01 is hereby incorporated by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

Item 1.01 is hereby incorporated by reference.

The securities issued pursuant to the Offering were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) and/or Regulation D the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. All of the securities were issued without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
4.1*	Form of Warrant
10.1*	Form of Securities Purchase Agreement
10.2*	Form of Promissory Note

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: May 29, 2018	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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